Finance income, finance costs and changes in the fair value of financial instruments - Summary of Finance Costs (Detail) - GBP (£) £ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Disclosure of Other Income Expenses And Adjustment [Line Items]
Interest on convertible loan notes	£ (1,567)	£ (1,792)
Interest on lease liabilities	(113)	(105)
Discounting of provision for deferred cash consideration	(163)	(72)
Other	(16)	(18)
Total	£ (1,859)	£ (1,987)